UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549

                               FORM N-CSRS

          CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                           INVESTMENT COMPANIES


Investment Company Act file number  811-02739
                                    811-10179

Name of Fund: Merrill Lynch Basic Value Fund, Inc.
              Master Basic Value Trust

Fund Address: P.O. Box 9011
              Princeton, NJ  08543-9011

Name and address of agent for service:  Robert C. Doll, Jr., Chief Executive
       Officer, Merrill Lynch Basic Value Fund, Inc. and Master Basic Value Trust, 800 Scudders Mill Road, Plainsboro, NJ, 08536. Mailing address:
       P.O. Box 9011, Princeton, NJ, 08543-9011

Registrant's telephone number, including area code:  (609) 282-2800

Date of fiscal year end: 06/30/06

Date of reporting period: 07/01/05 - 12/31/05

Item 1 -   Report to Stockholders


Merrill Lynch
Basic Value Fund, Inc.


Semi-Annual Report
December 31, 2005


(BULL LOGO) Merrill Lynch Investment Managers www.mlim.ml.com


Mercury Advisors
A Division of Merrill Lynch Investment Managers www.mercury.ml.com


This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change. Please see the Fund's prospectus for a description of risks associated with global investments.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-637-3863; (2) at www.mutualfunds.ml.com; and (3) on the Securities and Exchange Commission's Web site at http://www.sec.gov. Information about how the Fund voted proxies relating to securities held in the Fund's portfolio during the most recent 12-month period ended June 30 is available (1) at www.mutualfunds.ml.com and (2) on the Securities and Exchange Commission's Web site at http://www.sec.gov.


Merrill Lynch Basic Value Fund, Inc.
Box 9011
Princeton, NJ
08543-9011


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A Letter From the President


Dear Shareholder

On balance, 2005 was a year of "muddling through" for the U.S. financial markets, as oil prices reached new record highs, the Federal Reserve Board (the Fed) increased the target federal funds rate from 2.25% to 4.25%, the housing market and the consumer finally showed some signs of slowing, and Hurricanes Katrina and Rita ravaged the Gulf Coast, causing yet untold economic damage.

Although they struggled, stocks managed to post their third straight year of positive performance. The year was equally uncertain for fixed income markets, which were bemused by a flattening yield curve and a number of significant credit events that brought a slowdown in high yield market returns. Notably, the one-year results for the major asset classes - stocks, bonds and cash - were the closest they have been in more than 100 years. For the 12- and six-month periods ended December 31, 2005, most of the major market indexes managed to land in positive territory:

Total Returns as of December 31, 2005                                 6-month        12-month
U.S. equities (Standard & Poor's 500 Index)                            + 5.77%        + 4.91%
Small-cap U.S. equities (Russell 2000 Index)                           + 5.88         + 4.55
International equities (MSCI Europe Australasia Far East Index)        +14.88         +13.54
Fixed income (Lehman Brothers Aggregate Bond Index)                    - 0.08         + 2.43
Tax-exempt fixed income (Lehman Brothers Municipal Bond Index)         + 0.60         + 3.51
High yield bonds (Credit Suisse First Boston High Yield Index)         + 1.48         + 2.26

In hindsight, these numbers are reasonably good given the headwinds facing the markets in 2005. U.S. equities found support in strong corporate earnings, low core inflation and healthy company balance sheets. Strength in the global economy and non-U.S. equity markets helped, as did robust dividend-distribution, share-buyback and merger-and-acquisition activity. International stocks had an excellent year, with many markets benefiting from strong economic statistics, trade surpluses and solid finances. In the U.S. bond market, long-term yields remained low and, at year-end, the Treasury curve appeared ready to invert.

As 2006 begins, the largest question marks center on the Fed's future moves, the U.S. consumer's ability (or inability) to continue spending, the direction of the U.S. dollar following a year of appreciation and the potential for continued strong economic and corporate earnings growth. As you turn the calendar and consider how these factors might impact your investments, remember that the new year is a good time to meet with your financial advisor to review your financial goals, and to make portfolio changes where necessary. For investing insights and timely "food for thought" for investors, we also invite you to visit Shareholder magazine at www.mlim.ml.com/shareholdermagazine.

As always, we thank you for trusting Merrill Lynch Investment Managers with your investment assets, and we look forward to serving you in the new year and beyond.



Sincerely,



(Robert C. Doll, Jr.)
Robert C. Doll, Jr.
President and Director/Trustee



MERRILL LYNCH BASIC VALUE FUND, INC.                          DECEMBER 31, 2005


We are pleased to present to you the management team of

                  Merrill Lynch Basic Value Fund, Inc.


Senior Portfolio Managers Kevin Rendino and Bob Martorelli are co-heads of Merrill Lynch Basic Value Fund team. Mr. Rendino joined Merrill Lynch Investment Managers in 1990. He received a bachelor's degree from Boston College. Mr Martorelli joined Merrill Lynch in 1985. He received a bachelor's degree from Hofstra University and an MBA from Fordham University. Mr. Rendino and Mr. Martorelli are supported by Analysts Harry Radovich, Geri Gunn-Hertig, Carrie King, John Arege and Michelle Smith. The team is also supported by Product Specialist Scott Malatesta. Mr. Radovich earned a bachelor's degree and an MBA from St. John's University and is a CFAr charterholder. Ms. Gunn-Hertig holds a bachelor's degree from Montclair State University and an MBA from Rutgers University. Ms. King holds a bachelor's degree from Boston University and an MBA from New York University. Mr. Arege received a bachelor's degree from the Catholic University and a juris doctor degree from Touro Law School. He is a CFA charterholder. Ms. Smith earned a bachelor's degree and MBA from Rider University. Mr. Malatesta received a bachelor's degree from Mount St. Mary College and a master's degree from Fairleigh Dickinson University.


Kevin Rendino
Senior Portfolio Manager


Bob Martorelli
Senior Portfolio Manager



Table of Contents                                              Page

A Letter From the President                                       2
A Discussion With Your Fund's Portfolio Managers                  4
Performance Data                                                  6
Disclosure of Expenses                                            8
Fund Financial Statements                                         9
Fund Financial Highlights                                        12
Fund Notes to Financial Statements                               17
Portfolio Information                                            20
Master Schedule of Investments                                   21
Master Financial Statements                                      24
Master Financial Highlights                                      27
Master Notes to Financial Statements                             28
Investment Advisory Agreement                                    31
Officers and Directors/Trustees                                  33

CFA (R) and Chartered Financial Analyst (R) are trademarks owned by the Association for Investment Management and Research.



MERRILL LYNCH BASIC VALUE FUND, INC.                          DECEMBER 31, 2005



A Discussion With Your Fund's Portfolio Managers


The Fund provided competitive returns for the period as we continued in our efforts to increase portfolio diversification, limit risk and shift into larger companies as the economic cycle evolved.


How did the Fund perform during the period in light of the existing market conditions?

For the six-month period ended December 31, 2005, Merrill Lynch Basic Value Fund, Inc.'s Class A, Class B, Class C, Class I and Class R Shares had total returns of +5.83%, +5.43%, +5.42%, +5.96% and +5.69%, respectively. (Fund results shown do not reflect sales charges and would be lower if sales charges were included. Complete performance information can be found on pages 6 and 7 of this report to shareholders.) This compared to a return of +5.77% for the Standard & Poor's 500 (S&P 500) Index, +6.23% for the S&P 500 Barra Value Index and an average return of +5.43% for the Lipper Large-Cap Value Funds category for the same period. (Funds in this Lipper category invest in companies considered to be undervalued relative to a major unmanaged stock index.)

The second half of 2005, the Fund's semi-annual reporting period, was very different from the first six months of the calendar year. In the first six months, as the Federal Reserve Board (the Fed) advanced its interest rate-hiking campaign and investors worried about a slowing economy, the equity markets were relatively flat. In the latter six months, despite record-high oil prices, a vigilant Fed and two catastrophic hurricanes, the economic data was largely positive. Gross domestic product growth rose from 3.3% in the second quarter of 2005 to 4.1% in the third quarter. Corporate earnings also continued to come in very strong. Investors began to believe that perhaps a soft landing was in the making, and the markets strengthened. Most recently, after 13 consecutive interest rate hikes between June 2004 and December 2005, the Fed finally hinted that its monetary tightening campaign may be nearing an end. This was good news for stocks.

The Fund generally provided competitive returns for the six-month period. Energy was one of our top-performing industry groups, led by strong performance from offshore oil driller GlobalSantaFe and oil service companies BJ Services and Halliburton. The budgets for many oil exploration & production companies are expanding at a fast rate, and drilling activity is exploding throughout the world given the high prices for crude and gas. The portfolio has benefited from its positions in oil drillers and companies that provide services for those activities.

The Fund also realized positive attribution from its investments in the financials sector. We added to our position in financials during the period, making it the largest absolute weighting in the portfolio. Generally speaking, you don't want to own as many financials when the Fed is raising interest rates as you do when the Fed is done or will be cutting interest rates. So financials struggled over the past 18 months, but started to rally significantly in the latter months of 2005 as the market began to anticipate the end of monetary tightening. Financial stocks that contributed to Fund results included JP Morgan Chase & Co. and American International Group, Inc.

Several of the portfolio's technology names performed well. Among them were Agilent Technologies, Inc., a company that reorganized, sold some assets and announced a dutch auction during the period; Hewlett-Packard Co., which also underwent a positive transformation with a new CEO in place; and Motorola, Inc., a strong franchise whose new management did a good job of focusing the business on areas that offer high returns and moving away from those that don't.

In terms of areas that hindered performance, we saw some weakness from materials and industrials stocks, particularly those companies that use fuel to power their manufacturing facilities. As oil and gas prices rose, our energy holdings benefited, but positions such as Kimberly-Clark Corp., top maker of personal paper products, and International Paper Co., the leading forest products company, declined.

In consumer discretionary, media names Interpublic Group of Cos., Inc. and Comcast Corp. disappointed, as did our only retail stock, The Gap, Inc. Like most retailers, The Gap came under pressure on the prospects of a weak holiday shopping season. This, coupled with worries over a slowdown in consumer spending and a poor product cycle, caused The Gap to underperform. The media stocks, in the meantime, lagged on concerns over weak advertising revenues. Finally, our position in Verizon Communications, Inc. also detracted from returns as the company weathered the highly competitive landscape for DSL and VoIP. Verizon purchased MCI out of bankruptcy, so there was some share pressure associated with that transaction as well.



MERRILL LYNCH BASIC VALUE FUND, INC.                          DECEMBER 31, 2005



What changes were made to the portfolio during the period?

As the economic cycle evolved, we continued to shift more assets from our smaller, tertiary names into the larger companies in the portfolio. We also continued our efforts to diversify the Fund in a market environment where no particular sector seemed particularly ripe for outperformance.

The biggest thematic change during the period was our increased exposure to the financials sector. This move was motivated by our belief that the Fed is near the end of its interest rate-hiking campaign, which should continue to support banks and financial stocks. We have already seen this play out somewhat during the past six months. In total, we added 426 basis points (4.26%) to our financial weighting, representing the first time we increased our exposure to this sector in a meaningful way in several years. At approximately 26% of net assets, the portfolio is still underweight relative to the S&P 500 Barra Value Index's hefty weighting of 36%, although far less underweight than we were. Four prominent additions in this sector were Morgan Stanley, MBNA Corp., XL Capital Ltd. and Ace Ltd.

Other significant new additions included defense company Northrop Grumman. Defense stocks came under pressure from fears that defense spending would face scrutiny as the U.S. budget deficits grew. We believe defense budgets will be unaffected by any budgetary action and that companies such as Northrop Grumman will rise from their relatively low levels. We added significantly to our position in International Business Machines Corp., a company that has undergone an important transformation. Specifically, IBM sold a lot of commodity-like products and businesses, such as the PC, memory and disk drive businesses, and is now focusing on higher-margin endeavors, such as services, mainframes and software. Given its healthy free cash flow and record of returning money to shareholders via dividend increases or share repurchases, we do not believe IBM should be trading at a market discount and, therefore, the stock represents compelling value.

In terms of sales, we eliminated International Paper from the portfolio as we became less intrigued with the investment story after the company restructured. Most other sales were made at profits. We sold Wachovia, a good stock for a number of years, as financial stocks came under pressure post-Hurricane Katrina. We found more interesting places in financials to invest the proceeds as the sector subsequently rallied. We sold Liberty Media Corp. at a slight profit and eliminated AstraZeneca Group Plc, Seagate Technology and Abbott Laboratories after they reached our price targets. We also reduced our position in Motorola with some profit taking.


How would you characterize the Fund's position at the close of the period?

In mid-December, the S&P 500/Citigroup Value Index replaced our S&P 500 Barra Value Index benchmark. As a result, the benchmark weightings in consumer staples, health care, utilities, information technology and industrials increased while consumer discretionary, energy, financials, telecommunications and materials declined. At year-end, the Fund was overweight versus the new benchmark in the consumer discretionary, consumer staples, energy, health care and information technology sectors, and underweight in financials, industrials, materials, telecommunication services and utilities.

In 2005, the market faced continued Fed interest rate hikes, twin deficits, record-high energy prices and a devastating hurricane season. And yet, the economy continued to grow at a rate exceeding 3% while corporate earnings remained robust. We view the 2006 landscape as much the same. Equities face similar headwinds - geopolitical uncertainty, budget and current account deficits, a consumer that could be close to tapped out and the potential for a couple more Fed interest rate hikes. Offsetting this is the profitability and overall financial well-being of Corporate America. We believe the U.S. corporation is much healthier than the consumer, and with record cash flows, strong earnings and cash to deploy via dividend increases, share repurchases or investments in their own businesses, we do not see a recession on the horizon.

While we do not expect earnings growth to decline, we do anticipate a slowdown, which leads us to favor some of the larger, multinational companies that can more readily capture market share in all kinds of economic environments. We also see continued merger-and-acquisition activity and a healthy IPO environment in 2006. With companies challenged to show the same type of earnings growth that they have over the past few years, we believe they will seek to achieve growth through merger-and-acquisition and buyout activity, a trend that began to emerge strongly in 2005. Overall, we are fairly constructive on the markets and expect the Fed to complete its interest rate-hiking campaign early in 2006 - a long-awaited positive for equities.


Kevin M. Rendino
Senior Vice President and Co-Portfolio Manager


Robert J. Martorelli
Senior Vice President and Co-Portfolio Manager


January 9, 2006



MERRILL LYNCH BASIC VALUE FUND, INC.                          DECEMBER 31, 2005



Performance Data


About Fund Performance


Investors are able to purchase shares of the Fund through multiple pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 5.25% and an account maintenance fee of 0.25% per year (but no distribution fee).

* Class B Shares are subject to a maximum contingent deferred sales charge of 4% declining to 0% after six years. In addition, Class B Shares are subject to a distribution fee of 0.75% per year and an account maintenance fee of 0.25% per year. These shares automatically convert to Class A Shares after approximately eight years. (There is no initial sales charge for automatic share conversions.) All returns for periods greater than eight years reflect this conversion.

* Class C Shares are subject to a distribution fee of 0.75% per year and an account maintenance fee of 0.25% per year. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Effective December 28, 2005, Class I Shares are no longer subject to any front-end sales charge. Class I Shares bear no ongoing distribution or account maintenance fees and are available only to eligible investors. Had the sales charge been included, the Fund's Class I Shares' performance would have been lower.

* Class R Shares do not incur a maximum sales charge (front-end load) or deferred sales charge. These shares are subject to a distribution fee of 0.25% per year and an account maintenance fee of 0.25% per year. Class R Shares are available only to certain retirement plans. Prior to inception, Class R Share performance results are those of Class I Shares (which have no distribution or account maintenence fees) restated for Class R Share fees.

None of the past results shown should be considered a representation of future performance. Current performance may be lower or higher than the performance data quoted. Refer to www.mlim.ml.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in each of the following tables assume reinvestment of all dividends and capital gain distributions, if any, at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.



MERRILL LYNCH BASIC VALUE FUND, INC.                          DECEMBER 31, 2005



Performance Data (concluded)

Recent Performance Results
                                                        6-Month         12-Month         10-Year
As of December 31, 2005                               Total Return    Total Return     Total Return
ML Basic Value Fund, Inc. Class A Shares*                +5.83%          +3.60%          +139.94%
ML Basic Value Fund, Inc. Class B Shares*                +5.43           +2.82           +125.57
ML Basic Value Fund, Inc. Class C Shares*                +5.42           +2.82           +121.90
ML Basic Value Fund, Inc. Class I Shares*                +5.96           +3.87           +146.05
ML Basic Value Fund, Inc. Class R Shares*                +5.69           +3.38           +135.02
S&P 500 (R) Index**                                      +5.77           +4.91           +138.36
S&P 500/Citigroup Value Index***                         +7.87           +8.71           +146.23
S&P 500 Barra Value Index****                            +6.23           +6.33           +146.38

   * Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Cumulative total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date.

  ** This unmanaged Index covers 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly NYSE issues), representing about 75% of NYSE market capitalization and 30% of NYSE issues.

 *** This unmanaged Index is designed to provide a comprehensive measure of large-cap
     U.S. equity "value" performance. It is an unmanaged float adjusted market capitalization weighted index comprised of stocks representing approximately half the market capitalization of the S&P 500 Index that have been identified as being on the value end of the growth-value spectrum.

**** This unmanaged broad-based Index is a capitalization-weighted index of those stocks in the S&P 500 Index that have lower price-to-book ratios.

     S&P 500 is a registered trademark of the McGraw-Hill Companies.


Average Annual Total Return


                                     Return Without     Return With
                                      Sales Charge     Sales Charge**
Class A Shares*

One Year Ended 12/31/05                  +3.60%            -1.84%
Five Years Ended 12/31/05                +4.48             +3.36
Ten Years Ended 12/31/05                 +9.15             +8.56

 * Maximum sales charge is 5.25%.

** Assuming maximum sales charge.



                                         Return            Return
                                      Without CDSC      With CDSC**
Class B Shares*

One Year Ended 12/31/05                  +2.82%            -1.08%
Five Years Ended 12/31/05                +3.68             +3.35
Ten Years Ended 12/31/05                 +8.47             +8.47

 * Maximum contingent deferred sales charge is 4% and is reduced to 0% after six years.

** Assuming payment of applicable contingent deferred sales charge.



                                         Return            Return
                                      Without CDSC      With CDSC**
Class C Shares*

One Year Ended 12/31/05                  +2.82%            +1.85%
Five Years Ended 12/31/05                +3.67             +3.67
Ten Years Ended 12/31/05                 +8.30             +8.30

 * Maximum contingent deferred sales charge is 1% and is reduced to 0% after one year.

** Assuming payment of applicable contingent deferred sales charge.



Class I Shares                                             Return

One Year Ended 12/31/05                                    +3.87%
Five Years Ended 12/31/05                                  +4.74
Ten Years Ended 12/31/05                                   +9.42



Class R Shares                                             Return

One Year Ended 12/31/05                                    +3.38%
Five Years Ended 12/31/05                                  +4.30
Ten Years Ended 12/31/05                                   +8.92



MERRILL LYNCH BASIC VALUE FUND, INC.                          DECEMBER 31, 2005



Disclosure of Expenses


Shareholders of this Fund may incur the following charges: (a) expenses related to transactions, including sales charges, redemption fees and exchange fees; and (b) operating expenses including advisory fees, distribution fees including 12b-1 fees and other Fund expenses. The following example (which is based on a hypothetical investment of $1,000 invested on July 1, 2005 and held through December 31, 2005) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The first table below provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period."

The second table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds' shareholder reports.

The expenses shown in the table are intended to highlight shareholders' ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the second table is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.


                                                                                          Expenses Paid
                                                       Beginning           Ending       During the Period*
                                                     Account Value     Account Value     July 1, 2005 to
                                                        July 1,         December 31,       December 31,
                                                          2005              2005               2005
Actual

Class A                                                  $1,000          $1,058.30            $4.28
Class B                                                  $1,000          $1,054.30            $8.29
Class C                                                  $1,000          $1,054.20            $8.29
Class I                                                  $1,000          $1,059.60            $2.99
Class R                                                  $1,000          $1,056.90            $5.57

Hypothetical (5% annual return before expenses)**

Class A                                                  $1,000          $1,020.94            $4.20
Class B                                                  $1,000          $1,017.03            $8.14
Class C                                                  $1,000          $1,017.03            $8.14
Class I                                                  $1,000          $1,022.19            $2.94
Class R                                                  $1,000          $1,019.69            $5.47

 * For each class of the Fund, expenses are equal to the expense ratio for the class (.83% for Class A,
   1.61% for Class B, 1.61% for Class C, .58% for Class I and 1.08% for Class R), multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period shown).
   Because the Fund is a feeder fund, the expense table example reflects the expenses of both the feeder fund and the master fund in which it invests.

** Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half year divided by 365.


MERRILL LYNCH BASIC VALUE FUND, INC.                          DECEMBER 31, 2005

Statement of Assets and Liabilities                                                          Merrill Lynch Basic Value Fund, Inc.

As of December 31, 2005
Assets

           Investment in Master Basic Value Trust (the "Trust"), at value
           (identified cost--$5,549,418,585)                                                                      $ 7,859,843,970
           Prepaid expenses                                                                                                42,378
                                                                                                                  ---------------
           Total assets                                                                                             7,859,886,348
                                                                                                                  ---------------

Liabilities

           Payables:
               Other affiliates                                                                $     2,454,093
               Distributor                                                                           1,977,790          4,431,883
                                                                                               ---------------
           Accrued expenses                                                                                               223,282
                                                                                                                  ---------------
           Total liabilities                                                                                            4,655,165
                                                                                                                  ---------------

Net Assets

           Net assets                                                                                             $ 7,855,231,183
                                                                                                                  ===============

Net Assets Consist of

           Class A Shares of Common Stock, $.10 par value, 200,000,000 shares authorized                          $     7,286,266
           Class B Shares of Common Stock, $.10 par value, 400,000,000 shares authorized                                3,404,957
           Class C Shares of Common Stock, $.10 par value, 200,000,000 shares authorized                                2,539,979
           Class I Shares of Common Stock, $.10 par value, 400,000,000 shares authorized                               12,203,193
           Class R Shares of Common Stock, $.10 par value, 400,000,000 shares authorized                                   87,988
           Paid-in capital in excess of par                                                                         5,446,810,993
           Undistributed investment income--net                                                $       471,767
           Undistributed realized capital gains allocated from the Trust--net                       72,000,655
           Unrealized appreciation allocated from the Trust--net                                 2,310,425,385
                                                                                               ---------------
           Total accumulated earnings--net                                                                          2,382,897,807
                                                                                                                  ---------------
           Net Assets                                                                                             $ 7,855,231,183
                                                                                                                  ===============

Net Asset Value

           Class A--Based on net assets of $2,253,257,362 and 72,862,664 shares outstanding                       $         30.92
                                                                                                                  ===============
           Class B--Based on net assets of $1,034,723,836 and 34,049,570 shares outstanding                       $         30.39
                                                                                                                  ===============
           Class C--Based on net assets of $751,401,369 and 25,399,792 shares outstanding                         $         29.58
                                                                                                                  ===============
           Class I--Based on net assets of $3,789,197,687 and 122,031,931 shares outstanding                      $         31.05
                                                                                                                  ===============
           Class R--Based on net assets of $26,650,929 and 879,881 shares outstanding                             $         30.29
                                                                                                                  ===============

           See Notes to Financial Statements.


MERRILL LYNCH BASIC VALUE FUND, INC.                          DECEMBER 31, 2005


Statement of Operations                                                                      Merrill Lynch Basic Value Fund, Inc.

For the Six Months Ended December 31, 2005
Investment Income

           Net investment income allocated from the Trust:
               Dividends                                                                                          $    81,260,094
               Interest from affiliates                                                                                   911,049
               Securities lending--net                                                                                    113,707
               Expenses                                                                                              (17,360,539)
                                                                                                                  ---------------
           Total income                                                                                                64,924,311
                                                                                                                  ---------------

Expenses

           Account maintenance and distribution fees--Class B                                  $     5,656,648
           Account maintenance and distribution fees--Class C                                        3,769,494
           Transfer agent fees--Class I                                                              2,862,121
           Account maintenance fees--Class A                                                         2,838,057
           Transfer agent fees--Class A                                                              1,649,606
           Transfer agent fees--Class B                                                                953,844
           Transfer agent fees--Class C                                                                653,412
           Printing and shareholder reports                                                            166,269
           Professional fees                                                                           114,964
           Registration fees                                                                            68,145
           Account maintenance and distribution fees--Class R                                           66,606
           Directors' fees and expenses                                                                 20,837
           Transfer agent fees--Class R                                                                 19,206
           Other                                                                                        21,444
                                                                                               ---------------
           Total expenses                                                                                              18,860,653
                                                                                                                  ---------------
           Investment income--net                                                                                      46,063,658
                                                                                                                  ---------------

Realized & Unrealized Gain Allocated from the Trust--Net

           Realized gain on investments, foreign currency transactions and options
           written--net                                                                            220,514,073
           Net increase from payments by affiliates                                                  6,195,151
           Change in unrealized appreciation/depreciation on investments (includes
           payments by affiliates) and options written--net                                        185,224,543
                                                                                               ---------------
           Total realized and unrealized gain--net                                                                    411,933,767
                                                                                                                  ---------------
           Net Increase in Net Assets Resulting from Operations                                                   $   457,997,425
                                                                                                                  ===============

           See Notes to Financial Statements.


MERRILL LYNCH BASIC VALUE FUND, INC.                          DECEMBER 31, 2005


Statements of Changes in Net Assets                                                          Merrill Lynch Basic Value Fund, Inc.

                                                                                                  For the Six         For the
                                                                                                  Months Ended       Year Ended
                                                                                                  December 31,        June 30,
Increase (Decrease) in Net Assets:                                                                    2005              2005
Operations

           Investment income--net                                                              $    46,063,658    $    99,145,218
           Realized gain--net                                                                      226,709,224        600,591,605
           Change in unrealized appreciation/depreciation--net                                     185,224,543      (411,521,052)
                                                                                               ---------------    ---------------
           Net increase in net assets resulting from operations                                    457,997,425        288,215,771
                                                                                               ---------------    ---------------

Dividends & Distributions to Shareholders

           Investment income--net:
               Class A                                                                            (28,120,646)       (24,977,124)
               Class B                                                                             (4,412,874)        (4,497,660)
               Class C                                                                             (4,018,853)        (3,224,139)
               Class I                                                                            (57,968,619)       (56,515,218)
               Class R                                                                               (278,358)          (200,856)
           Realized gain--net:
               Class A                                                                           (109,263,240)       (97,088,385)
               Class B                                                                            (57,000,078)       (66,074,692)
               Class C                                                                            (37,857,411)       (32,199,533)
               Class I                                                                           (190,415,930)      (180,466,939)
               Class R                                                                             (1,272,507)          (854,418)
                                                                                               ---------------    ---------------
           Net decrease in net assets resulting from dividends and distributions to
           shareholders                                                                          (490,608,516)      (466,098,964)
                                                                                               ---------------    ---------------

Capital Share Transactions

           Net decrease in net assets derived from capital share transactions                    (328,831,444)      (337,437,451)
                                                                                               ---------------    ---------------

Net Assets

           Total decrease in net assets                                                          (361,442,535)      (515,320,644)
           Beginning of period                                                                   8,216,673,718      8,731,994,362
                                                                                               ---------------    ---------------
           End of period*                                                                      $ 7,855,231,183    $ 8,216,673,718
                                                                                               ===============    ===============
               * Undistributed investment income--net                                          $       471,767    $    49,207,459
                                                                                               ===============    ===============

                 See Notes to Financial Statements.


MERRILL LYNCH BASIC VALUE FUND, INC.                          DECEMBER 31, 2005


Financial Highlights                                                                         Merrill Lynch Basic Value Fund, Inc.
                                                                                              Class A

                                                                 For the Six
                                                                 Months Ended
The following per share data and ratios have been derived        December 31,             For the Year Ended June 30,
from information provided in the financial statements.               2005          2005         2004         2003         2002
Per Share Operating Performance

           Net asset value, beginning of period                 $      31.03   $    31.74    $    25.72   $    27.01   $    33.63
                                                                ------------   ----------    ----------   ----------   ----------
           Investment income--net***                                     .19          .38           .33          .29          .27
           Realized and unrealized gain (loss)--net                     1.60          .63          6.02        (.63)       (3.52)
                                                                ------------   ----------    ----------   ----------   ----------
           Total from investment operations                             1.79         1.01          6.35        (.34)       (3.25)
                                                                ------------   ----------    ----------   ----------   ----------
           Less dividends and distributions:
               Investment income--net                                  (.39)        (.35)         (.33)        (.28)        (.32)
               Realized gain--net                                     (1.51)       (1.37)            --        (.67)       (3.05)
                                                                ------------   ----------    ----------   ----------   ----------
           Total dividends and distributions                          (1.90)       (1.72)         (.33)        (.95)       (3.37)
                                                                ------------   ----------    ----------   ----------   ----------
           Net asset value, end of period                       $      30.92   $    31.03    $    31.74   $    25.72   $    27.01
                                                                ============   ==========    ==========   ==========   ==========

Total Investment Return**

           Based on net asset value per share                   5.83%+++++++        3.49%        24.90%       (.94%)     (10.62%)
                                                                ============   ==========    ==========   ==========   ==========


Ratios to Average Net Assets++

           Expenses                                                    .83%*         .82%          .81%         .85%         .81%
                                                                ============   ==========    ==========   ==========   ==========
           Investment income--net                                     1.20%*        1.24%         1.11%        1.23%         .94%
                                                                ============   ==========    ==========   ==========   ==========

Supplemental Data

           Net assets, end of period (in thousands)             $  2,253,257   $2,242,881    $2,223,869   $1,679,935   $1,737,025
                                                                ============   ==========    ==========   ==========   ==========
           Portfolio turnover of the Trust                            21.65%       45.10%        33.32%       31.92%       38.15%
                                                                ============   ==========    ==========   ==========   ==========

             * Annualized.

            ** Total investment returns exclude the effect of sales charges.

           *** Based on average shares outstanding.

            ++ Includes the Fund's share of the Trust's allocated expenses and/or investment income--net.

          ++++ For the six months ended December 31, 2005, +.09% of the Fund's total return consists of a portion of payments by the Investment Adviser to the Trust for compensation as a result of a securities class action entitlement recovery and a result of a corporate action.
               Excluding these items, the total return would have been +5.74%.

           +++ Aggregate total investment return.

               See Notes to Financial Statements.


MERRILL LYNCH BASIC VALUE FUND, INC.                          DECEMBER 31, 2005


Financial Highlights (continued)                                                             Merrill Lynch Basic Value Fund, Inc.
                                                                                              Class B

                                                                 For the Six
                                                                 Months Ended
The following per share data and ratios have been derived        December 31,             For the Year Ended June 30,
from information provided in the financial statements.               2005          2005         2004         2003         2002
Per Share Operating Performance

           Net asset value, beginning of period                 $      30.39   $    31.08    $    25.19   $    26.44   $    32.98
                                                                ------------   ----------    ----------   ----------   ----------
           Investment income--net***                                     .06          .14           .10          .11          .05
           Realized and unrealized gain (loss)--net                     1.57          .62          5.92        (.63)       (3.46)
                                                                ------------   ----------    ----------   ----------   ----------
           Total from investment operations                             1.63          .76          6.02        (.52)       (3.41)
                                                                ------------   ----------    ----------   ----------   ----------
           Less dividends and distributions:
               Investment income--net                                  (.12)        (.08)         (.13)        (.06)        (.08)
               Realized gain--net                                     (1.51)       (1.37)            --        (.67)       (3.05)
                                                                ------------   ----------    ----------   ----------   ----------
           Total dividends and distributions                          (1.63)       (1.45)         (.13)        (.73)       (3.13)
                                                                ------------   ----------    ----------   ----------   ----------
           Net asset value, end of period                       $      30.39   $    30.39    $    31.08   $    25.19   $    26.44
                                                                ============   ==========    ==========   ==========   ==========

Total Investment Return**

           Based on net asset value per share                   5.43%+++++++        2.72%        23.95%      (1.72%)     (11.33%)
                                                                ============   ==========    ==========   ==========   ==========

Ratios to Average Net Assets++

           Expenses                                                   1.61%*        1.59%         1.58%        1.63%        1.58%
                                                                ============   ==========    ==========   ==========   ==========
           Investment income--net                                      .42%*         .47%          .35%         .45%         .17%
                                                                ============   ==========    ==========   ==========   ==========

Supplemental Data

           Net assets, end of period (in thousands)             $  1,034,724   $1,212,392    $1,594,286   $1,626,835   $2,099,660
                                                                ============   ==========    ==========   ==========   ==========
           Portfolio turnover of the Trust                            21.65%       45.10%        33.32%       31.92%       38.15%
                                                                ============   ==========    ==========   ==========   ==========

             * Annualized.

            ** Total investment returns exclude the effect of sales charges.

           *** Based on average shares outstanding.

            ++ Includes the Fund's share of the Trust's allocated expenses and/or investment income--net.

          ++++ For the six months ended December 31, 2005, +.09% of the Fund's total return consists of a portion of payments by the Investment Adviser to the Trust for compensation as a result of a securities class action entitlement recovery and a result of a corporate action.
               Excluding these items, the total return would have been +5.34%.

           +++ Aggregate total investment return.

               See Notes to Financial Statements.


MERRILL LYNCH BASIC VALUE FUND, INC.                          DECEMBER 31, 2005


Financial Highlights (continued)                                                             Merrill Lynch Basic Value Fund, Inc.
                                                                                              Class C

                                                                 For the Six
                                                                 Months Ended
The following per share data and ratios have been derived        December 31,             For the Year Ended June 30,
from information provided in the financial statements.               2005          2005         2004         2003         2002
Per Share Operating Performance

           Net asset value, beginning of period                 $      29.66   $    30.42    $    24.68   $    25.96   $    32.47
                                                                ------------   ----------    ----------   ----------   ----------
           Investment income--net***                                     .06          .14           .09          .10          .05
           Realized and unrealized gain (loss)--net                     1.53          .61          5.79        (.62)       (3.39)
                                                                ------------   ----------    ----------   ----------   ----------
           Total from investment operations                             1.59          .75          5.88        (.52)       (3.34)
                                                                ------------   ----------    ----------   ----------   ----------
           Less dividends and distributions:
               Investment income--net                                  (.16)        (.14)         (.14)        (.09)        (.12)
               Realized gain--net                                     (1.51)       (1.37)            --        (.67)       (3.05)
                                                                ------------   ----------    ----------   ----------   ----------
           Total dividends and distributions                          (1.67)       (1.51)         (.14)        (.76)       (3.17)
                                                                ------------   ----------    ----------   ----------   ----------
           Net asset value, end of period                       $      29.58   $    29.66    $    30.42   $    24.68   $    25.96
                                                                ============   ==========    ==========   ==========   ==========

Total Investment Return**

           Based on net asset value per share                   5.42%+++++++        2.70%        23.93%      (1.75%)     (11.30%)
                                                                ============   ==========    ==========   ==========   ==========

Ratios to Average Net Assets++

           Expenses                                                   1.61%*        1.59%         1.59%        1.64%        1.59%
                                                                ============   ==========    ==========   ==========   ==========
           Investment income--net                                      .42%*         .46%          .33%         .45%         .16%
                                                                ============   ==========    ==========   ==========   ==========

Supplemental Data

           Net assets, end of period (in thousands)             $    751,401   $  743,882    $  679,667   $  502,623   $  541,921
                                                                ============   ==========    ==========   ==========   ==========
           Portfolio turnover of the Trust                            21.65%       45.10%        33.32%       31.92%       38.15%
                                                                ============   ==========    ==========   ==========   ==========

             * Annualized.

            ** Total investment returns exclude the effect of sales charges.

           *** Based on average shares outstanding.

            ++ Includes the Fund's share of the Trust's allocated expenses and/or investment income--net.

          ++++ For the six months ended December 31, 2005, +.09% of the Fund's total return consists of a portion of payments by the Investment Adviser to the Trust for compensation as a result of a securities class action entitlement recovery and a result of a corporate action.
               Excluding these items, the total return would have been +5.33%.

           +++ Aggregate total investment return.

               See Notes to Financial Statements.


MERRILL LYNCH BASIC VALUE FUND, INC.                          DECEMBER 31, 2005


Financial Highlights (continued)                                                             Merrill Lynch Basic Value Fund, Inc.
                                                                                              Class I

                                                                 For the Six
                                                                 Months Ended
The following per share data and ratios have been derived        December 31,             For the Year Ended June 30,
from information provided in the financial statements.               2005          2005         2004         2003         2002
Per Share Operating Performance

           Net asset value, beginning of period                 $      31.19   $    31.89    $    25.83   $    27.14   $    33.77
                                                                ------------   ----------    ----------   ----------   ----------
           Investment income--net***                                     .23          .46           .40          .35          .35
           Realized and unrealized gain (loss)--net                     1.61          .64          6.06        (.65)       (3.53)
                                                                ------------   ----------    ----------   ----------   ----------
           Total from investment operations                             1.84         1.10          6.46        (.30)       (3.18)
                                                                ------------   ----------    ----------   ----------   ----------
           Less dividends and distributions:
               Investment income--net                                  (.47)        (.43)         (.40)        (.34)        (.40)
               Realized gain--net                                     (1.51)       (1.37)            --        (.67)       (3.05)
                                                                ------------   ----------    ----------   ----------   ----------
           Total dividends and distributions                          (1.98)       (1.80)         (.40)       (1.01)       (3.45)
                                                                ------------   ----------    ----------   ----------   ----------
           Net asset value, end of period                       $      31.05   $    31.19    $    31.89   $    25.83   $    27.14
                                                                ============   ==========    ==========   ==========   ==========

Total Investment Return**

           Based on net asset value per share                   5.96%+++++++        3.77%        25.23%       (.74%)     (10.38%)
                                                                ============   ==========    ==========   ==========   ==========

Ratios to Average Net Assets++

           Expenses                                                    .58%*         .57%          .56%         .60%         .56%
                                                                ============   ==========    ==========   ==========   ==========
           Investment income--net                                     1.45%*        1.49%         1.36%        1.48%        1.19%
                                                                ============   ==========    ==========   ==========   ==========

Supplemental Data

           Net assets, end of period (in thousands)             $  3,789,198   $3,992,702    $4,220,353   $3,564,283   $3,909,901
                                                                ============   ==========    ==========   ==========   ==========
           Portfolio turnover of the Trust                            21.65%       45.10%        33.32%       31.92%       38.15%
                                                                ============   ==========    ==========   ==========   ==========

             * Annualized.

            ** Total investment returns exclude the effect of sales charges. Effective December 28, 2005,
               Class I Shares are no longer subject to any front-end sales charge.

           *** Based on average shares outstanding.

            ++ Includes the Fund's share of the Trust's allocated expenses and/or investment income--net.

          ++++ For the six months ended December 31, 2005, +.09% of the Fund's total return consists of a portion of payments by the Investment Adviser to the Trust for compensation as a result of a securities class action entitlement recovery and a result of a corporate action.
               Excluding these items, the total return would have been +5.87%.

           +++ Aggregate total investment return.

               See Notes to Financial Statements.


MERRILL LYNCH BASIC VALUE FUND, INC.                          DECEMBER 31, 2005


Financial Highlights (concluded)                                                             Merrill Lynch Basic Value Fund, Inc.
                                                                                                Class R

                                                                       For the Six                                For the Period
                                                                       Months Ended       For the Year Ended    January 3, 2003++
The following per share data and ratios have been derived              December 31,            June 30,            to June 30,
from information provided in the financial statements.                     2005            2005          2004          2003
Per Share Operating Performance

           Net asset value, beginning of period                       $        30.41     $    31.17     $    25.36     $    23.65
                                                                      --------------     ----------     ----------     ----------
           Investment income--net**                                              .14            .30            .25            .21
           Realized and unrealized gain--net                                    1.57            .63           5.93           1.50
                                                                      --------------     ----------     ----------     ----------
           Total from investment operations                                     1.71            .93           6.18           1.71
                                                                      --------------     ----------     ----------     ----------
           Less dividends and distributions:
               Investment income--net                                          (.32)          (.32)          (.37)             --
               Realized gain--net                                             (1.51)         (1.37)             --             --
                                                                      --------------     ----------     ----------     ----------
           Total dividends and distributions                                  (1.83)         (1.69)          (.37)             --
                                                                      --------------     ----------     ----------     ----------
           Net asset value, end of period                             $        30.29     $    30.41     $    31.17     $    25.36
                                                                      ==============     ==========     ==========     ==========

Total Investment Return

           Based on net asset value per share                         5.69%+++++++++          3.28%         24.58%       7.23%+++
                                                                      ==============     ==========     ==========     ==========

Ratios to Average Net Assets++++

           Expenses                                                           1.08%*          1.07%          1.07%         1.10%*
                                                                      ==============     ==========     ==========     ==========
           Investment income--net                                              .95%*           .98%           .80%         1.09%*
                                                                      ==============     ==========     ==========     ==========

Supplemental Data

           Net assets, end of period (in thousands)                   $       26,651     $   24,817     $   13,821     $        1
                                                                      ==============     ==========     ==========     ==========
           Portfolio turnover of the Trust                                    21.65%         45.10%         33.32%         31.92%
                                                                      ==============     ==========     ==========     ==========

             * Annualized.

            ** Based on average shares outstanding.

            ++ Commencement of operations.

          ++++ Includes the Fund's share of the Trust's allocated expenses and/or investment income--net.

        ++++++ For the six months ended December 31, 2005, +.10% of the Fund's total return consists of a portion of payments by the Investment Adviser to the Trust for compensation as a result of a securities class action entitlement recovery and a result of a corporate action.
               Excluding these items, the total return would have been +5.59%.

           +++ Aggregate total investment return.

               See Notes to Financial Statements.


MERRILL LYNCH BASIC VALUE FUND, INC.                          DECEMBER 31, 2005



Notes to Financial Statements              Merrill Lynch Basic Value Fund, Inc.


1. Significant Accounting Policies:
Merrill Lynch Basic Value Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end investment company. The Fund seeks to achieve its investment objective by investing all of its assets in Master Basic Value Trust (the "Trust"), which has the same investment objective and strategies as the Fund. The value of the Fund's investment in the Trust reflects the Fund's proportionate interest in the net assets of the Trust. The performance of the Fund is directly affected by the performance of the Trust. The financial statements of the Trust, including the Schedule of Investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements. The Fund's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to present a fair statement of the results for the interim period. All such adjustments are of a normal, recurring nature. The percentage of the Trust owned by the Fund at December 31, 2005 was 99.9%. The Fund offers multiple classes of shares. Effective December 28, 2005, Class I Shares are no longer subject to a front-end sales charge. Class A Shares are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. Class I Shares are sold only to certain retirement plans and investment programs and existing Class I shareholders. Class R Shares are sold only to certain retirement plans. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class A, Class B, Class C and Class R Shares bear certain expenses related to the account maintenance of such shares, and Class B, Class C and Class R Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures (except that Class B shareholders may vote on certain changes to the Class A distribution plan). Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--The Fund records its investment in the Trust at fair value. Valuation of securities held by the Trust is discussed in Note 1(a) of the Trust's Notes to Financial Statements, which are included elsewhere in this report.

(b) Investment income and expenses--The Fund records daily its proportionate share of the Trust's income, expenses and realized and unrealized gains and losses. In addition, the Fund accrues its own expenses.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders. Therefore, no federal income tax provision is required.

(d) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(e) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

(f) Investment transactions--Investment transactions in the Trust are accounted for on a trade date basis.


2. Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

The Fund may pay a monthly investment advisory fee based upon the average daily value of the Fund's net assets at the following annual rates: .60% of the Fund's average net assets not exceeding $100 million; .50% of average daily net assets in excess of $100 million but not exceeding $200 million; and ..40% of average daily net assets in excess of $200 million. However, the Investment Adviser has entered into a contractual agreement with the Fund pursuant to which the investment advisory fee will not be charged to the Fund so long as the Fund remains invested in the Trust. As a result, the investment advisory fee has not been accrued and will not be payable by the Fund for the period covered by this report.



MERRILL LYNCH BASIC VALUE FUND, INC.                          DECEMBER 31, 2005



Notes to Financial Statements (continued)  Merrill Lynch Basic Value Fund, Inc.


FAM compensated the Trust and the allocated portion to the Fund is approximately $1,376,400 as a result of a securities class action entitlement recovery and approximately $5,978,300 as a result of a corporate action.

The Fund has entered into a Distribution Agreement and Distribution Plans with FAM Distributors, Inc. ("FAMD" or the "Distributor"), a wholly-owned subsidiary of Merrill Lynch Group, Inc. Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:


                                             Account
                                         Maintenance       Distribution
                                                 Fee                Fee

Class A                                         .25%                 --
Class B                                         .25%               .75%
Class C                                         .25%               .75%
Class R                                         .25%               .25%


Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), an affiliate of FAM, also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class A, Class B, Class C and Class R shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B, Class C and Class R shareholders.

For the six months ended December 31, 2005, FAMD earned underwriting discounts and direct commissions and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class I Shares as follows:

                                                FAMD             MLPF&S

Class A                                     $ 28,411          $ 362,744
Class I                                     $  5,209          $  52,834


For the six months ended December 31, 2005, additionally, MLPF&S received contingent deferred sales charges of $455,138 and $47,909 relating to transactions in Class B and Class C Shares, respectively.

Financial Data Services, Inc. ("FDS"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), is the Fund's transfer agent.

Certain officers and/or directors of the Fund are officers and/or directors of FAMD, FAM, PSI, FDS, and/or ML & Co.


3. Capital Share Transactions:
Net decrease in net assets derived from capital share transactions was $328,831,444 and $337,437,451 for the six months ended December 31, 2005 and for the year ended June 30, 2005, respectively.

Transactions in capital shares for each class were as follows:


Class A Shares for the
Six Months Ended                                                 Dollar
December 31, 2005                             Shares             Amount

Shares sold                                2,972,752     $   91,711,735
Automatic conversion of shares             3,375,307        104,143,562
Shares issued to shareholders in
   reinvestment of dividends and
   distributions                           3,956,309        122,304,906
                                     ---------------    ---------------
Total issued                              10,304,368        318,160,203
Shares redeemed                          (9,715,922)      (299,203,654)
                                     ---------------    ---------------
Net increase                                 588,446    $    18,956,549
                                     ===============    ===============



Class A Shares for the Year                                      Dollar
Ended June 30, 2005                           Shares             Amount

Shares sold                                8,300,055    $   255,797,925
Automatic conversion of shares             6,496,022        200,664,446
Shares issued to shareholders in
   reinvestment of dividends and
   distributions                           3,643,838        108,295,384
                                     ---------------    ---------------
Total issued                              18,439,915        564,757,755
Shares redeemed                         (16,237,018)      (500,924,244)
                                     ---------------    ---------------
Net increase                               2,202,897    $    63,833,511
                                     ===============    ===============



MERRILL LYNCH BASIC VALUE FUND, INC.                          DECEMBER 31, 2005



Notes to Financial Statements (concluded)  Merrill Lynch Basic Value Fund, Inc.


Class B Shares for the
Six Months Ended                                                 Dollar
December 31, 2005                             Shares             Amount

Shares sold                                1,447,557    $    43,751,291
Shares issued to shareholders in
   reinvestment of dividends and
   distributions                           1,817,156         55,133,538
                                     ---------------    ---------------
Total issued                               3,264,713         98,884,829
                                     ---------------    ---------------
Automatic conversion of shares           (3,444,202)      (104,143,562)
Shares redeemed                          (5,668,405)      (171,199,265)
                                     ---------------    ---------------
Total redeemed                           (9,112,607)      (275,342,827)
                                     ---------------    ---------------
Net decrease                             (5,847,894)    $ (176,457,998)
                                     ===============    ===============



Class B Shares for the Year                                      Dollar
Ended June 30, 2005                           Shares             Amount

Shares sold                                4,873,763    $   146,971,279
Shares issued to shareholders in
   reinvestment of dividends and
   distributions                           2,167,927         63,264,900
                                     ---------------    ---------------
Total issued                               7,041,690        210,236,179
                                     ---------------    ---------------
Automatic conversion of shares           (6,621,714)      (200,664,446)
Shares redeemed                         (11,818,181)      (357,216,387)
                                     ---------------    ---------------
Total redeemed                          (18,439,895)      (557,880,833)
                                     ---------------    ---------------
Net decrease                            (11,398,205)    $ (347,644,654)
                                     ===============    ===============



Class C Shares for the
Six Months Ended                                                 Dollar
December 31, 2005                             Shares             Amount

Shares sold                                2,224,065    $    65,394,004
Shares issued to shareholders in
   reinvestment of dividends and
   distributions                           1,267,545         37,460,641
                                     ---------------    ---------------
Total issued                               3,491,610        102,854,645
Shares redeemed                          (3,171,290)       (93,244,249)
                                     ---------------    ---------------
Net increase                                 320,320    $     9,610,396
                                     ===============    ===============



Class C Shares for the Year                                      Dollar
Ended June 30, 2005                           Shares             Amount

Shares sold                                6,513,275    $   191,855,719
Shares issued to shareholders in
   reinvestment of dividends and
   distributions                           1,111,391         31,741,387
                                     ---------------    ---------------
Total issued                               7,624,666        223,597,106
Shares redeemed                          (4,889,157)      (144,552,781)
                                     ---------------    ---------------
Net increase                               2,735,509    $    79,044,325
                                     ===============    ===============



Class I Shares for the
Six Months Ended                                                 Dollar
December 31, 2005                             Shares             Amount

Shares sold                                4,988,459     $  154,328,344
Shares issued to shareholders in
   reinvestment of dividends and
   distributions                           7,232,379        224,517,088
                                     ---------------    ---------------
Total issued                              12,220,838        378,845,432
Shares redeemed                         (18,206,689)      (561,741,829)
                                     ---------------    ---------------
Net decrease                             (5,985,851)    $ (182,896,397)
                                     ===============    ===============



Class I Shares for the Year                                      Dollar
Ended June 30, 2005                           Shares             Amount

Shares sold                               16,023,285    $   495,781,348
Shares issued to shareholders in
   reinvestment of dividends and
   distributions                           7,112,367        212,097,286
                                     ---------------    ---------------
Total issued                              23,135,652        707,878,634
Shares redeemed                         (27,459,560)      (851,852,034)
                                     ---------------    ---------------
Net decrease                             (4,323,908)    $ (143,973,400)
                                     ===============    ===============



Class R Shares for the
Six Months Ended                                                 Dollar
December 31, 2005                             Shares             Amount

Shares sold                                  168,329    $     5,098,444
Shares issued to shareholders in
   reinvestment of dividends and
   distributions                              51,206          1,550,612
                                     ---------------    ---------------
Total issued                                 219,535          6,649,056
Shares redeemed                            (155,862)        (4,693,050)
                                     ---------------    ---------------
Net increase                                  63,673    $     1,956,006
                                     ===============    ===============



Class R Shares for the Year                                      Dollar
Ended June 30, 2005                           Shares             Amount

Shares sold                                  612,618    $    18,597,681
Shares issued to shareholders in
   reinvestment of dividends and
   distributions                              35,703          1,047,937
                                     ---------------    ---------------
Total issued                                 648,321         19,645,618
Shares redeemed                            (275,451)        (8,342,851)
                                     ---------------    ---------------
Net increase                                 372,870    $    11,302,767
                                     ===============    ===============



MERRILL LYNCH BASIC VALUE FUND, INC.                          DECEMBER 31, 2005



Portfolio Information                                  Master Basic Value Trust


As of December 31, 2005

                                               Percent of
Ten Largest Common Stock Holdings              Net Assets

JPMorgan Chase & Co.                              4.1%
Exxon Mobil Corp.                                 3.9
Wells Fargo & Co.                                 3.7
Morgan Stanley                                    3.5
GlobalSantaFe Corp.                               3.1
International Business Machines Corp.             2.7
Time Warner, Inc.                                 2.7
Tyco International Ltd.                           2.5
Raytheon Co.                                      2.4
Bank of America Corp.                             2.3



                                               Percent of
                                                 Total
Investment Criteria                           Investments

Low Price-to-Book Value                          30.2%
Above-Average Yield                               27.9
Below-Average Price/Earnings Ratio                25.4
Special Situations                                8.7
Price to Earnings Per Share                       0.8
Other*                                            7.0

 * Includes portfolio holdings in short-term investments and options.



MERRILL LYNCH BASIC VALUE FUND, INC.                          DECEMBER 31, 2005


Schedule of Investments                                                                                  Master Basic Value Trust
                                                                                                                       Percent of
            Industry                           Shares Held    Common Stocks                                Value       Net Assets
Above-Average Yield

            Diversified Telecommunication        3,751,700    AT&T, Inc.                               $    91,879,133       1.2%
               Services
            Metals & Mining                      5,232,200    Alcoa, Inc.                                  154,716,154       2.0
            Capital Markets                      4,632,400    The Bank of New York Co., Inc.               147,541,940       1.9
            Diversified Telecommunication        2,843,100    BellSouth Corp. (e)                           77,048,010       1.0
               Services
            Multi-Utilities                        754,800    Dominion Resources, Inc.                      58,270,560       0.7
            Chemicals                            3,092,100    E.I. du Pont de Nemours & Co.                131,414,250       1.7
            Oil, Gas & Consumable Fuels          5,423,600    Exxon Mobil Corp.                            304,643,612       3.9
            Electric Utilities                     383,700    FPL Group, Inc.                               15,946,572       0.2
            Industrial Conglomerates             4,000,000    General Electric Co.                         140,200,000       1.8
            Food Products                        3,191,000    General Mills, Inc.                          157,380,120       2.0
            Pharmaceuticals                      2,562,900    GlaxoSmithKline Plc (b)(e)                   129,375,192       1.6
            Aerospace & Defense                  3,695,300    Honeywell International, Inc.                137,649,925       1.8
            Diversified Financial Services       8,079,792    JPMorgan Chase & Co. (e)                     320,686,944       4.1
            Capital Markets                      2,449,200    Mellon Financial Corp.                        83,885,100       1.1
            Pharmaceuticals                      3,822,000    Pfizer, Inc.                                  89,129,040       1.1
            Multi-Utilities                      1,595,200    Public Service Enterprise Group, Inc.        103,640,144       1.3
            Oil, Gas & Consumable Fuels            904,200    Royal Dutch Shell Plc (b)                     55,599,258       0.7
            Electric Utilities                   2,148,500    The Southern Co. (e)                          74,187,705       0.9
            Diversified Telecommunication        2,463,400    Verizon Communications, Inc. (e)              74,197,608       0.9
               Services
                                                                                                       ---------------    -------
                                                                                                         2,347,391,267      29.9

Below-Average Price/Earnings Ratio

            Insurance                            1,189,100    The Allstate Corp.                            64,294,637       0.8
            Insurance                            2,304,300    American International Group, Inc.           157,222,389       2.0
            Commercial Banks                     3,980,600    Bank of America Corp. (e)                    183,704,690       2.3
            Health Care Equipment & Supplies     2,775,900    Baxter International, Inc. (e)               104,512,635       1.3
            Diversified Financial Services       2,984,200    Citigroup, Inc.                              144,823,226       1.8
            Beverages                            5,776,100    Coca-Cola Enterprises, Inc.                  110,727,837       1.4
            Insurance                            4,411,100    Genworth Financial, Inc. Class A             152,535,838       1.9
            Computers & Peripherals              4,698,200    Hewlett-Packard Co. (e)                      134,509,466       1.7
            Household Durables                   4,097,000    Koninklijke Philips Electronics NV           127,416,700       1.6
            Food Products                        2,699,200    Kraft Foods, Inc. (e)                         75,955,488       1.0
            Consumer Finance                     2,468,600    MBNA Corp.                                    67,022,490       0.9
            Hotels, Restaurants & Leisure        3,337,300    McDonald's Corp.                             112,533,756       1.4
            Capital Markets                      4,797,100    Morgan Stanley                               272,187,454       3.5
            Aerospace & Defense                  2,496,600    Northrop Grumman Corp.                       150,070,626       1.9
            Pharmaceuticals                      3,947,500    Schering-Plough Corp. (e)                     82,305,375       1.1
            Food Products                        1,669,300    Unilever NV (b)                              114,630,831       1.5
            IT Services                         13,631,175    Unisys Corp. (a)                              79,469,750       1.0
                                                                                                       ---------------    -------
                                                                                                         2,133,923,188      27.1

Low Price-to-Book Value

            Communications Equipment            10,000,000    3Com Corp. (a)                                36,000,000       0.5
            Electronic Equipment                 1,102,800    Agilent Technologies, Inc. (a)                37,065,070       0.5
               & Instruments
            Oil, Gas & Consumable Fuels            613,900    Anadarko Petroleum Corp. (e)                  58,167,025       0.7
            Media                                3,356,200    Comcast Corp. Special Class A (a)(e)          86,220,778       1.1
            Machinery                            1,497,900    Deere & Co.                                  102,021,969       1.3
            Energy Equipment & Services          1,153,000    Diamond Offshore Drilling                     80,202,680       1.0
            Energy Equipment & Services          5,087,300    GlobalSantaFe Corp. (e)                      244,953,495       3.1
            Energy Equipment & Services          1,224,000    Halliburton Co. (e)                           75,839,040       1.0


MERRILL LYNCH BASIC VALUE FUND, INC.                          DECEMBER 31, 2005


Schedule of Investments (continued)                                                                      Master Basic Value Trust
                                                                                                                       Percent of
            Industry                           Shares Held    Common Stocks                                Value       Net Assets
Low Price-to-Book Value
(concluded)
            Insurance                            1,004,900    Hartford Financial Services Group, Inc.  $    86,310,861       1.1%
            Household Products                   2,542,900    Kimberly-Clark Corp.                         151,683,985       1.9
            Semiconductors & Semiconductor      17,125,115    LSI Logic Corp. (a)(e)                       137,000,920       1.7
               Equipment
            Communications Equipment             3,534,700    Motorola, Inc. (e)                            79,848,873       1.0
            Semiconductors & Semiconductor       3,897,200    Novellus Systems, Inc. (a)                    94,000,464       1.2
               Equipment
            Aerospace & Defense                  4,769,400    Raytheon Co.                                 191,491,410       2.4
            Insurance                            3,795,476    The St. Paul Travelers Cos., Inc.            169,543,913       2.2
            Computers & Peripherals             31,309,400    Sun Microsystems, Inc. (a)(e)                131,186,386       1.7
            Media                               12,207,900    Time Warner, Inc.                            212,905,776       2.7
            Industrial Conglomerates             6,951,600    Tyco International Ltd.                      200,623,176       2.5
            Media                                3,284,700    Walt Disney Co. (e)                           78,734,259       1.0
            Commercial Banks                     4,577,000    Wells Fargo & Co.                            287,572,910       3.7
                                                                                                       ---------------    -------
                                                                                                         2,541,372,990      32.3


Price to Earnings Per Share

            Insurance                              969,500    XL Capital Ltd. Class A (e)                   65,324,910       0.8

Special Situations

            Semiconductors & Semiconductor       3,991,500    Applied Materials, Inc. (e)                   71,607,510       0.9
               Equipment
            Energy Equipment & Services          2,685,300    BJ Services Co. (e)                           98,469,951       1.3
            Semiconductors & Semiconductor       5,514,900    Fairchild Semiconductor International,
               Equipment                                      Inc. (a)(e)                                   93,256,959       1.2
            Specialty Retail                     5,130,800    The Gap, Inc. (e)                             90,507,312       1.2
            Computers & Peripherals              2,605,500    International Business Machines Corp.        214,172,100       2.7
            Media                               11,658,800    Interpublic Group of Cos., Inc. (a)(e)       112,507,420       1.4
            Communications Equipment             2,738,700    Nokia Oyj (b)                                 50,118,210       0.6
                                                                                                       ---------------    -------
                                                                                                           730,639,462       9.3

                                                              Total Common Stocks
                                                              (Cost--$5,521,532,804)                     7,818,651,817      99.4


                                       Beneficial Interest    Short-Term Securities
                                            $   78,010,981    Merrill Lynch Liquidity Series, LLC
                                                                 Cash Sweep Series I (c)                    78,010,981       1.0
                                               519,987,804    Merrill Lynch Liquidity Series, LLC
                                                                 Money Market Series (c)(d)                519,987,804       6.6

                                                              Total Short-Term Securities
                                                              (Cost--$597,998,785)                         597,998,785       7.6

                                                              Total Investments
                                                              (Cost--$6,119,531,589)                     8,416,650,602     107.0


MERRILL LYNCH BASIC VALUE FUND, INC.                          DECEMBER 31, 2005


Schedule of Investments (concluded)                                                                      Master Basic Value Trust
                                                 Number of                                                             Percent of
                                                 Contracts    Options Written                              Value       Net Assets
            Call Options Written                     8,000    Diamond Offshore Drilling, expiring
                                                              January 2006 at USD 70                   $   (1,840,000)       0.0%
                                                    70,000    Energy Select Sector SPDR Fund,
                                                              expiring March 2006 at USD 55,
                                                              Broker Deutsche Bank                         (5,772,200)      (0.1)
                                                              GlobalSantaFe Corp.:
                                                    10,000       expiring January 2006 at USD 45           (2,950,000)      (0.1)
                                                     3,000       expiring January 2006 at USD 47.5           (495,000)       0.0
                                                              McDonald's Corp.:
                                                    10,000       expiring March 2006 at USD 37.5             (600,000)       0.0
                                                    10,000       expiring March 2006 at USD 40               (300,000)       0.0

                                                              Total Options Written
                                                              (Premiums Received--$28,282,286)            (11,957,200)      (0.2)

            Total Investments, Net of Options Written (Cost--$6,091,249,303*)                            8,404,693,402     106.8
            Liabilities in Excess of Other Assets                                                        (537,267,707)      (6.8)
                                                                                                       ---------------    -------
            Net Assets                                                                                 $ 7,867,425,695     100.0%
                                                                                                       ===============    =======


    For Trust compliance purposes, the Trust's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Trust management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percent of net assets.

  * The cost and unrealized appreciation (depreciation) of investments, net of options written, as of
    December 31, 2005, as computed for federal income tax purposes, were as follows:

    Aggregate cost                                 $  6,121,445,041
                                                   ================
    Gross unrealized appreciation                  $  2,407,235,234
    Gross unrealized depreciation                     (123,986,873)
                                                   ----------------
    Net unrealized appreciation                    $  2,283,248,361
                                                   ================

(a) Non-income producing security.

(b) Depositary receipts.

(c) Investments in companies considered to be an affiliate of the Trust, for purposes of Section 2(a)(3)
    of the Investment Company Act of 1940, were as follows:

                                                  Net            Interest
    Affiliate                                   Activity          Income

    Merrill Lynch Liquidity Series,
       LLC Cash Sweep Series I               $(257,598,720)     $  911,970
    Merrill Lynch Liquidity Series,
       LLC Money Market Series               $  391,227,954     $  113,819


(d) Security was purchased with the cash proceeds from securities loans.

(e) Security, or a portion of security, is on loan.

    See Notes to Financial Statements.


MERRILL LYNCH BASIC VALUE FUND, INC.                          DECEMBER 31, 2005


Statement of Assets and Liabilities                                                                      Master Basic Value Trust

As of December 31, 2005
Assets

           Investments in unaffiliated securities, at value (including securities loaned
           of $500,960,434) (identified cost--$5,521,532,804)                                                     $ 7,818,651,817
           Investments in affiliated securities, at value (identified cost--$597,998,785)                             597,998,785
           Cash                                                                                                        11,846,341
           Receivable from the investment adviser                                                                       5,984,099
           Receivables:
               Securities sold                                                                 $    49,542,579
               Dividends                                                                            11,743,552
               Contributions                                                                         6,748,345
               Securities lending                                                                       23,465         68,057,941
                                                                                               ---------------
           Prepaid expenses                                                                                                18,575
                                                                                                                  ---------------
           Total assets                                                                                             8,502,557,558
                                                                                                                  ---------------

Liabilities

           Collateral on securities loaned, at value                                                                  519,987,804
           Options written, at value (premiums received--$28,282,286)                                                  11,957,200
           Payables:
               Withdrawals                                                                          68,785,900
               Securities purchased                                                                 31,669,200
               Investment adviser                                                                    2,488,503
               Other affiliates                                                                         86,328        103,029,931
                                                                                               ---------------
           Accrued expenses and other liabilities                                                                         156,928
                                                                                                                  ---------------
           Total liabilities                                                                                          635,131,863
                                                                                                                  ---------------

Net Assets

           Net assets                                                                                             $ 7,867,425,695
                                                                                                                  ===============

Net Assets Consist of

           Investors' capital                                                                                     $ 5,553,981,596
           Unrealized appreciation--net                                                                             2,313,444,099
                                                                                                                  ---------------
           Net Assets                                                                                             $ 7,867,425,695
                                                                                                                  ===============

           See Notes to Financial Statements.


MERRILL LYNCH BASIC VALUE FUND, INC.                          DECEMBER 31, 2005


Statement of Operations                                                                                  Master Basic Value Trust

For the Six Months Ended December 31, 2005
Investment Income

           Dividends (net of $415,777 foreign withholding tax)                                                    $    81,340,812
           Interest from affiliates                                                                                       911,970
           Securities lending--net                                                                                        113,819
                                                                                                                  ---------------
           Total income                                                                                                82,366,601
                                                                                                                  ---------------

Expenses

           Investment advisory fees                                                            $    16,391,234
           Accounting services                                                                         588,129
           Custodian fees                                                                              162,634
           Professional fees                                                                           113,104
           Trustees' fees and expenses                                                                  27,139
           Printing and shareholder reports                                                                632
           Pricing fees                                                                                    632
           Other                                                                                        94,280
                                                                                               ---------------
           Total expenses                                                                                              17,377,784
                                                                                                                  ---------------
           Investment income--net                                                                                      64,988,817
                                                                                                                  ---------------

Realized & Unrealized Gain (Loss)--Net

           Realized gain (loss) on:
               Investments--net                                                                    254,819,668
               Foreign currency transactions--net                                                       17,368
               Options written--net                                                               (34,103,899)        220,733,137
                                                                                               ---------------
           Net increase from payments by affiliates                                                                     6,201,084
           Change in unrealized appreciation/depreciation on:
               Investments--net (includes payment of $1,160,700 by affiliates)                     168,713,774
               Options written--net                                                                 16,700,720        185,414,494
                                                                                               ---------------    ---------------
           Total realized and unrealized gain--net                                                                    412,348,715
                                                                                                                  ---------------
           Net Increase in Net Assets Resulting from Operations                                                   $   477,337,532
                                                                                                                  ===============

           See Notes to Financial Statements.


MERRILL LYNCH BASIC VALUE FUND, INC.                          DECEMBER 31, 2005


Statements of Changes in Net Assets                                                                      Master Basic Value Trust
                                                                                                  For the Six         For the
                                                                                                  Months Ended       Year Ended
                                                                                                  December 31,        June 30,
Increase (Decrease) in Net Assets:                                                                    2005              2005
Operations

           Investment income--net                                                              $    64,988,817    $   138,365,657
           Realized gain--net                                                                      226,934,221        601,504,174
           Change in unrealized appreciation/depreciation--net                                     185,414,494      (412,242,871)
                                                                                               ---------------    ---------------
           Net increase in net assets resulting from operations                                    477,337,532        327,626,960
                                                                                               ---------------    ---------------

Capital Transactions

           Proceeds from contributions                                                             360,400,909      1,525,901,828
           Fair value of withdrawals                                                           (1,199,240,558)    (2,371,841,107)
                                                                                               ---------------    ---------------
           Net decrease in net assets derived from capital transactions                          (838,839,649)      (845,939,279)
                                                                                               ---------------    ---------------

Net Assets

           Total decrease in net assets                                                          (361,502,117)      (518,312,319)
           Beginning of period                                                                   8,228,927,812      8,747,240,131
                                                                                               ---------------    ---------------
           End of period                                                                       $ 7,867,425,695    $ 8,228,927,812
                                                                                               ===============    ===============

           See Notes to Financial Statements.


MERRILL LYNCH BASIC VALUE FUND, INC.                          DECEMBER 31, 2005


Financial Highlights                                                                                     Master Basic Value Trust
                                                           For the Six
                                                           Months Ended
The following ratios have been derived from                December 31,                   For the Year Ended June 30,
information provided in the financial statements.              2005           2005          2004           2003           2002
Total Investment Return

           Total investment return                             6.03%*++        3.91%         25.38%         (.09%)        (9.93%)
                                                            ===========  ===========    ===========    ===========    ===========

Ratios to Average Net Assets

           Expenses                                              .43%**         .43%           .43%           .43%           .42%
                                                            ===========  ===========    ===========    ===========    ===========
           Investment income--net                               1.60%**        1.63%          1.50%          1.66%          1.33%
                                                            ===========  ===========    ===========    ===========    ===========

Supplemental Data

           Net assets, end of period (in thousands)         $ 7,867,426  $ 8,228,928    $ 8,747,240    $ 7,388,495    $ 8,307,176
                                                            ===========  ===========    ===========    ===========    ===========
           Portfolio turnover                                    21.65%       45.10%         33.32%         31.92%         38.15%
                                                            ===========  ===========    ===========    ===========    ===========

             * For the six months ended December 31, 2005, +.09% of the Trust's total return consists of payments by the
               Investment Adviser for compensation as a result of a securities class action entitlement recovery and a result of a corporate action. Excluding these items, the total return would have been +5.94%.

            ** Annualized.

            ++ Aggregate total investment return.

               See Notes to Financial Statements.


MERRILL LYNCH BASIC VALUE FUND, INC.                          DECEMBER 31, 2005



Notes to Financial Statements                          Master Basic Value Trust


1. Significant Accounting Policies:
Master Basic Value Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended, and is organized as a Delaware statutory trust. The Declaration of Trust permits the Trustees to issue nontransferable interests in the Trust, subject to certain limitations. The Trust's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to present a fair statement of the results for the interim period. All such adjustments are of a normal, recurring nature. The following is a summary of significant accounting policies followed by the Trust.

(a) Valuation of investments--Equity securities that are held by the Trust that are traded on stock exchanges or the Nasdaq National Market are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available asked price for short positions. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Trustees of the Trust. Long positions traded in the over-the-counter ("OTC") market, Nasdaq Small Cap or Bulletin Board are valued at the last available bid price or yield equivalent obtained from one or more dealers or pricing services approved by the Board of Trustees of the Trust. Short positions traded in the OTC market are valued at the last available asked price. Portfolio securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market.

Options written are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last asked price. Options purchased are valued at their last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last bid price. Swap agreements are valued based upon quoted fair valuations received daily by the Trust from a pricing service or counterparty. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges. Obligations with remaining maturities of 60 days or less are valued at amortized cost unless the Investment Adviser believes that this method no longer produces fair valuations.

Repurchase agreements are valued at cost plus accrued interest. The Trust employs pricing services to provide certain securities prices for the Trust. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees of the Trust, including valuations furnished by the pricing services retained by the Trust, which may use a matrix system for valuations. The procedures of a pricing service and its valuations are reviewed by the officers of the Trust under the general supervision of the Trust's Board of Trustees. Such valuations and procedures will be reviewed periodically by the Board of Trustees of the Trust.

Generally, trading in foreign securities, as well as U.S. government securities and money market instruments, is substantially completed each day at various times prior to the close of business on the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net assets of the Trust are determined as of such times. Foreign currency exchange rates also are generally determined prior to the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Trust's net assets. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities may be valued at their fair value as determined in good faith by the Trust's Board of Trustees or by the Investment Adviser using a pricing service and/or procedures approved by the Trust's Board of Trustees.

(b) Derivative financial instruments--The Trust may engage in various portfolio investment strategies both to increase the return of the Trust and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.



MERRILL LYNCH BASIC VALUE FUND, INC.                          DECEMBER 31, 2005



Notes to Financial Statements (continued)              Master Basic Value Trust


* Options--The Trust may purchase and write covered call and put options. When the Trust writes an option, an amount equal to the premium received by the Trust is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added
to) the proceeds of the security sold. When an option expires (or the Trust enters into a closing transaction), the Trust realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(c) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into U.S. dollars. Realized and unrealized gains or losses on investments include the effects of foreign exchange rates on investments. The Trust invests in foreign securities, which may involve a number of risk factors and special considerations not present with investments in securities of U.S. corporations.

(d) Income taxes--The Trust is classified as a partnership for federal income tax purposes. As such, each investor in the Trust is treated as owner of its proportionate share of the net assets, income, expenses and realized and unrealized gains and losses of the Trust. Therefore, no federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates. It is intended that the Trust's assets will be managed so an investor in the Trust can satisfy the requirements of Subchapter M of the Internal Revenue Code.

(e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income is recognized on the accrual basis.

(f) Securities lending--The Trust may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Trust and any additional required collateral is delivered to the Trust on the next business day. Where the Trust receives securities as collateral for the loaned securities, it collects a fee from the borrower.
The Trust typically receives the income on the loaned securities but does not receive the income on the collateral. Where the Trust receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Trust may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Trust could experience delays and costs in gaining access to the collateral. The Trust also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.


2. Investment Advisory Agreement and Transactions with Affiliates:
The Trust has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Trust's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Trust. For such services, the Trust pays a monthly fee upon the average daily value of the Trust's net assets at the following annual rates: .60% of the Trust's average net assets not exceeding $100 million; .50% of average daily net assets in excess of $100 million but not exceeding $200 million; and .40% of average daily net assets in excess of $200 million.



MERRILL LYNCH BASIC VALUE FUND, INC.                          DECEMBER 31, 2005



Notes to Financial Statements (concluded)              Master Basic Value Trust


FAM compensated the Trust approximately $1,377,700 as a result of a securities class action entitlement recovery and approximately $5,984,000 as a result of a corporate action. Approximately $1,200,000 of the $1,377,700 resulted in the cost basis adjustment of a security as a result of this class action entitlement.

The Trust has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), an affiliate of FAM, or its affiliates. As of December 31, 2005, the Trust lent securities with a value of $145,179,426 to MLPF&S or its affiliates. Pursuant to that order, the Trust also has retained Merrill Lynch Investment Managers, LLC ("MLIM, LLC"), an affiliate of FAM, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. MLIM, LLC may, on behalf of the Trust, invest cash collateral received by the Trust for such loans, among other things, in a private investment company managed by MLIM, LLC or in registered money market funds advised by FAM or its affiliates. For the six months ended December 31, 2005, MLIM, LLC received $50,851 in securities lending agent fees.

In addition, MLPF&S received $1,167,776 in commissions on the execution of portfolio security transactions for the Trust for the six months ended December 31, 2005.

For the six months ended December 31, 2005, the Trust reimbursed FAM $83,603 for certain accounting services.

Certain officers and/or trustees of the Trust are officers and/or directors of FAM, PSI, ML & Co., and/or MLIM, LLC.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the six months ended December 31, 2005 were $1,733,468,617 and $2,277,208,722, respectively.

Transactions in call options written for the six months ended December 31, 2005 were as follows:

                                           Number of           Premiums
                                           Contracts           Received
Outstanding call options written,
   beginning of period                        30,400    $     4,796,366
Options written                              193,630         42,574,460
Options closed                              (87,000)       (17,243,866)
Options expired                             (26,030)        (1,844,674)
                                     ---------------    ---------------
Outstanding call options written,
   end of period                             111,000    $    28,282,286
                                     ===============    ===============


4. Short-Term Borrowings:
The Trust, along with certain other funds managed by FAM and its affiliates, is a party to a $500,000,000 credit agreement with a group of lenders. The Trust may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Trust may borrow up to the maximum amount allowable under the Trust's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Trust pays a commitment fee of .07% per annum based on the Trust's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each Trust's election, the federal funds rate plus .50% or a base rate as defined in the credit agreement. The Trust did not borrow under the credit agreement during the six months ended December 31, 2005. On November 23, 2005, the credit agreement was renewed for one year under substantially the same terms.



MERRILL LYNCH BASIC VALUE FUND, INC.                          DECEMBER 31, 2005



Disclosure of Investment Advisory Agreement


Activities and Composition of the Board of Directors/Trustees

All but one member of the Fund's Board of Directors and Master Basic Value Trust's (the "Trust") Board of Trustees, the members of which are identical, is a non-interested director and trustee as that term is defined in the Investment Company Act of 1940, whose only association with Fund Asset Management, L.P., (the "Investment Adviser") or other Merrill Lynch affiliates is as a director and trustee of the Fund and the Trust, and of certain other funds advised by the Investment Adviser or its affiliates. We refer to these persons as independent directors throughout this report. The Chairman of each Board is an independent director and nominees to become independent directors are chosen by a Nominating Committee comprised of independent directors. All independent directors also are members of each Board's Audit Committee. The independent directors meet in executive session at each regular Board meeting. Each Board and each Board's Audit Committee meet in person for at least two days each quarter and conduct other in-person and telephone meetings throughout the year, some of which are formal Board meetings and some of which are informational meetings. Independent counsel to the independent directors attends all in-person Board and Audit Committee meetings and other meetings at the request of the independent directors.


Investment Advisory Agreements--Matters Considered by the Board

Every year, each Board considers approval of the investment advisory agreement with respect to the Trust and the Fund (together, the "Investment Advisory Agreement") and throughout each year, reviews and evaluates the performance of and services provided by the Investment Adviser. Each Board assesses the nature, scope and quality of the services provided to the Trust and/or the Fund by the personnel of the Investment Adviser and its affiliates, including administrative services, shareholder services, oversight of fund accounting, marketing services and assistance in meeting legal and regulatory requirements. Each Board also receives and assesses information regarding the services provided to the Trust and the Fund by certain unaffiliated service providers.

At various times throughout the year, each Board also considers a range of information in connection with its oversight of the services provided by the Investment Adviser and its affiliates. Among the matters considered with respect to each Fund are: (a) fees (in addition to management fees) paid to the Investment Adviser and its affiliates by the Trust and the Fund, such as transfer agency fees and fees for marketing and distribution; (b) Trust/Fund operating expenses paid to third parties; (c) the resources devoted to and compliance reports relating to the Trust's and the Fund's investment objective, policies and restrictions, and the Trust's or the Fund's compliance with its respective Code of Ethics and the Investment Adviser's compliance policies and procedures; and (d) the nature, cost and character of non-investment management services provided by the Investment Adviser and its affiliates.

Each Board believes that the Investment Adviser is one of the most experienced global asset management firms and considers the overall quality of services provided by the Investment Adviser to be of high quality. Each Board also believes that the Investment Adviser is financially sound and well managed and notes that the Investment Adviser is affiliated with one of America's largest financial firms. Each Board works closely with the Investment Adviser in over-seeing the Investment Adviser's efforts to achieve good performance. As part of this effort, each Board discusses portfolio manager effectiveness and, when performance is not satisfactory, discusses with the Investment Adviser taking steps such as changing investment personnel.


Annual Consideration of Approval by the Board of Directors/Trustees

In the period prior to the Board meeting to consider renewal of the Investment Advisory Agreement, each Board requests and receives materials specifically relating to the Investment Advisory Agreement. These materials include (a) information compiled by Lipper Inc. ("Lipper") on the fees and expenses and the investment performance of the Fund as compared to a comparable group of funds as classified by Lipper; (b) sales and redemption data for the Fund; (c) a discussion by the Trust's/Fund's portfolio management team regarding investment strategies used by the Trust/Fund during its most recent fiscal year; (d) information on the profitability to the Investment Adviser and its affiliates of the Investment Advisory Agreement, and other relationships with the Trust and the Fund; and (e) information provided by the Investment Adviser concerning investment advisory fees charged to institutional clients under similar investment mandates. The Board also considers other matters it deems important to the approval process such as payments made to the Investment Adviser or its affiliates relating to the distribution of Fund shares, services related to the valuation and pricing of portfolio holdings, allocation of brokerage fees of the Fund (including the related benefits to the Investment Adviser of "soft dollars"), the portfolio turnover statistics of the Fund, and direct and indirect benefits to the Investment Adviser and its affiliates from their relationship with the Trust and the Fund.


Certain Specific Renewal Data

In connection with the most recent renewal of the Trust's/Fund's Investment Advisory Agreements in November 2005, the non-interested Directors'/Trustees' and Board's review included the following:



MERRILL LYNCH BASIC VALUE FUND, INC.                          DECEMBER 31, 2005



Disclosure of Investment Advisory Agreement (concluded)


The Investment Adviser's Services and Fund Performance--Each Board reviewed the nature, extent and quality of services provided by the Investment Adviser, including the investment advisory services and the resulting performance of the Fund. Each Board focused primarily on the Investment Adviser's investment advisory services and the Fund's investment performance. Each Board compared the Fund's performance - both including and excluding the effects of the fees and expenses of the Trust and the Fund - to the performance of a comparable group of mutual funds, and the performance of a relevant index or combination of indexes. While each Board reviews performance data at least quarterly, consistent with the Investment Adviser's investment goals, the Board attaches more importance to performance over relatively long periods of time, typically three to five years. For the periods ended August 31, 2005, the Fund's performance after fees and expenses ranked in the fourth quintile for the one-year period and in the second quintile for the three- and five-year periods. Considering these factors, the Board concluded that the nature and quality of these services supported the continuation of the Investment Advisory Agreements.

The Investment Adviser's Personnel and Investment Process--Each Board reviewed the investment objectives and strategies of the Trust and the Fund. Each Board discussed with senior management of the Investment Adviser responsible for investment operations and the senior management of the Investment Adviser's equity investing group the strategies being used to achieve the stated objectives. Among other things, each Board considered the size, education and experience of the Investment Adviser's investment staff, its use of technology, and the Investment Adviser's approach to training and retaining portfolio managers and other research, advisory and management personnel.
The Board also reviews the Investment Adviser's compensation policies and practices with respect to the Trust's/Fund's portfolio managers. The Board also considered the experience of the Trust's/Fund's co-portfolio management team and noted that Mr. Martorelli and Mr. Rendino, the Trust's/Fund's co-portfolio managers, have over twenty and seventeen years' experience in portfolio management, respectively. Moreover, the Investment Adviser and its investment staff have extensive experience in analyzing and managing the types of investments used by the Fund. The Board concluded that the Fund benefits from that expertise.

Management Fees and Other Expenses - Each Board reviewed the Trust's and the Fund's contractual management fee rate and actual management fee rate as a percentage of total assets at common asset levels - the actual rate includes advisory and administrative service fees and the effects of any fee waivers - compared to the other funds in its Lipper category. It also compared the Trust's/Fund's total expenses to those of other comparable funds. Each Board considered the services provided to and the fees charged by the Investment Adviser to institutional clients with similar investment mandates and noted that the fees charged by the Investment Adviser to the institutional clients were less than those being charged to the Trust and the Fund, but determined that the Investment Adviser provided less extensive services to the institutional clients. The Board noted that Fund's contractual and actual management fee rates, as well as its total expenses, were below the median management fees and total expenses charged by comparable funds, as determined by Lipper. The Board has concluded that the Fund's management fee rate and overall expense ratio are reasonable when compared to those of other comparable funds.

Profitability--The Board considered the cost of the services provided to the Trust and/or the Fund by the Investment Adviser and the Investment Adviser's and its affiliates' profits relating to the management and distribution of the Fund and the MLIM/FAM-advised funds. As part of its analysis, the Board reviewed the Investment Adviser's methodology in allocating its costs to the management of the Trust and the Fund and concluded that there was a reasonable basis for the allocation. The Board considered federal court decisions discussing an investment adviser's profitability and profitability levels considered to be reasonable in those decisions. The Board believes the Investment Adviser's profits are reasonable in relation to the nature and quality of services provided.

Economies of Scale--The Boards considered the extent to which economies of scale might be realized as the assets of the Trust and Fund increase and whether there should be changes in the management fee rate or structure in order to enable the Trust and the Funds to participate in these economies of scale. While there was no evidence to date that the Trust's/Fund's assets have reached a level where such economies are effectively available, the Boards noted that the Trust and the Fund have breakpoints in place, and will continue to seek information relating to economies of scale. The Boards determined that the management fee structure was reasonable and that no changes were currently necessary.


Conclusion

After the independent directors deliberated in executive session, the Board of the Trust and of the Fund including all of the independent directors, approved the renewal of the existing Investment Advisory Agreement, concluding that the advisory fee was reasonable in relation to the services provided and that a contract renewal was in the best interests of the shareholders.



MERRILL LYNCH BASIC VALUE FUND, INC.                          DECEMBER 31, 2005



Officers and Directors/Trustees


Robert C. Doll, Jr., President and Director/Trustee
Donald W. Burton, Director/Trustee
Laurie Simon Hodrick, Director/Trustee
John Francis O'Brien, Director/Trustee
David H. Walsh, Director/Trustee
Fred G. Weiss, Director/Trustee
Donald C. Burke, Vice President and Treasurer
Robert J. Martorelli, Vice President and
   Co-Portfolio Manager
Kevin M. Rendino, Vice President and
   Co-Portfolio Manager
Jeffrey Hiller, Chief Compliance Officer
Alice A. Pellegrino, Secretary


Custodian
The Bank of New York
100 Church Street
New York, NY 10286


Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
800-637-3863



MERRILL LYNCH BASIC VALUE FUND, INC.                          DECEMBER 31, 2005



Availability of Quarterly Schedule of Investments


The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.


MERRILL LYNCH BASIC VALUE FUND, INC.                          DECEMBER 31, 2005


Electronic Delivery


The Fund offers electronic delivery of communications to its shareholders. In order to receive this service, you must register your account and provide us with e-mail information. To sign up for this service, simply access this Web site at http://www.icsdelivery.com/live and follow the instructions. When you visit this site, you will obtain a personal identification number (PIN). You will need this PIN should you wish to update your e-mail address, choose to discontinue this service and/or make any other changes to the service. This service is not available for certain retirement accounts at this time.


MERRILL LYNCH BASIC VALUE FUND, INC.                          DECEMBER 31, 2005


Item 2 -   Code of Ethics - Not Applicable to this semi-annual report

Item 3 - Audit Committee Financial Expert - Not Applicable to this semi-annual report

Item 4 - Principal Accountant Fees and Services - Not Applicable to this semi-annual report

Item 5 -   Audit Committee of Listed Registrants - Not Applicable

Item 6 -   Schedule of Investments - Not Applicable

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies - Not Applicable

Item 8 - Portfolio Managers of Closed-End Management Investment Companies - Not Applicable

Item 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers - Not Applicable

Item 10 -  Submission of Matters to a Vote of Security Holders - Not Applicable

Item 11 -  Controls and Procedures

11(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

11(b) - There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the last fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12 -  Exhibits attached hereto

12(a)(1) - Code of Ethics - Not Applicable to this semi-annual report

12(a)(2) - Certifications - Attached hereto

12(a)(3) - Not Applicable

12(b) -    Certifications - Attached hereto


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Merrill Lynch Basic Value Fund, Inc. and Master Basic Value Trust


By:     /s/ Robert C. Doll, Jr.
       -----------------------------
       Robert C. Doll, Jr.,
       Chief Executive Officer of
       Merrill Lynch Basic Value Fund, Inc. and Master Basic Value Trust


Date: February 21, 2006


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By:     /s/ Robert C. Doll, Jr.
       -----------------------------
       Robert C. Doll, Jr.,
       Chief Executive Officer of
       Merrill Lynch Basic Value Fund, Inc. and Master Basic Value Trust


Date: February 21, 2006


By:     /s/ Donald C. Burke
       -----------------------------
       Donald C. Burke,
       Chief Financial Officer of
       Merrill Lynch Basic Value Fund, Inc. and Master Basic Value Trust


Date: February 21, 2006